Exhibit 99.1

Unaudited Historical Financial Information

The following tables include unaudited historical summary financial information reflecting the realignment of the Company's operating segment results on a continuing operations basis (in millions):

For the three months ended March 31, June 30, September 30, and December 31, 2025, and 2024 and years ended December 31, 2025, and 2024, sales and revenues by geographic region reconciled to consolidated sales and revenues were as follows:

Sales and Revenues by Geographic Region
(Millions of dollars)
	North America	Latin America	EAME	Asia/ Pacific	External Sales and Revenues		Intersegment Sales and Revenues	Total Sales and Revenues
Three months ended March 31, 2025
Construction Industries	$2,904	$504	$867	$869	$5,144		$40	$5,184
Resource Industries	1,610	606	510	860	3,586		75	3,661
Power & Energy	2,625	326	1,026	677	4,654		1,129	5,783
Financial Products Segment	682	99	122	104	1,007	[1]	—	1,007
Total sales and revenues from reportable segments	7,821	1,535	2,525	2,510	14,391		1,244	15,635
All Other Segment	8	—	1	2	11		59	70
Corporate Items and Eliminations	(91)	(20)	(20)	(22)	(153)		(1,303)	(1,456)
Total Sales and Revenues	$7,738	$1,515	$2,506	$2,490	$14,249		$—	$14,249
[1] Includes revenues from Construction Industries, Resource Industries, Power & Energy and All Other Segment of $163 million.

Three months ended June 30, 2025
Construction Industries	$3,369	$540	$1,185	$1,029	$6,123		$67	$6,190
Resource Industries	1,668	592	584	945	3,789		97	3,886
Power & Energy	3,225	442	1,306	821	5,794		1,243	7,037
Financial Products Segment	703	105	126	108	1,042	[1]	—	1,042
Total sales and revenues from reportable segments	8,965	1,679	3,201	2,903	16,748		1,407	18,155
All Other Segment	6	—	1	6	13		72	85
Corporate Items and Eliminations	(120)	(23)	(22)	(27)	(192)		(1,479)	(1,671)
Total Sales and Revenues	$8,851	$1,656	$3,180	$2,882	$16,569		$—	$16,569
[1] Includes revenues from Construction Industries, Resource Industries, Power & Energy and All Other Segment of $172 million.

Three months ended September 30, 2025
Construction Industries	$3,912	$654	$1,217	$904	$6,687		$73	$6,760
Resource Industries	1,721	605	612	977	3,915		84	3,999
Power & Energy	3,478	496	1,296	911	6,181		1,282	7,463
Financial Products Segment	722	118	130	106	1,076	[1]	—	1,076
Total sales and revenues from reportable segments	9,833	1,873	3,255	2,898	17,859		1,439	19,298
All Other Segment	5	—	2	3	10		63	73
Corporate Items and Eliminations	(157)	(23)	(26)	(25)	(231)		(1,502)	(1,733)
Total Sales and Revenues	$9,681	$1,850	$3,231	$2,876	$17,638		$—	$17,638
[1] Includes revenues from Construction Industries, Resource Industries, Power & Energy and All Other Segment of $187 million.

	North America	Latin America	EAME	Asia/ Pacific	External Sales and Revenues		Intersegment Sales and Revenues	Total Sales and Revenues
Three months ended December 31, 2025
Construction Industries	$3,879	$660	$1,326	$981	$6,846		$80	$6,926
Resource Industries	1,884	747	680	980	4,291		83	4,374
Power & Energy	3,990	464	1,763	901	7,118		1,223	8,341
Financial Products Segment	734	120	133	108	1,095	[1]	—	1,095
Total sales and revenues from reportable segments	10,487	1,991	3,902	2,970	19,350		1,386	20,736
All Other Segment	7	—	2	3	12		87	99
Corporate Items and Eliminations	(155)	(24)	(28)	(22)	(229)		(1,473)	(1,702)
Total Sales and Revenues	$10,339	$1,967	$3,876	$2,951	$19,133		$—	$19,133
[1] Includes revenues from Construction Industries, Resource Industries, Power & Energy and All Other Segment of$190 million.

Year ended December 31, 2025
Construction Industries	$14,064	$2,358	$4,595	$3,783	$24,800		$260	$25,060
Resource Industries	6,883	2,550	2,386	3,762	15,581		339	15,920
Power & Energy	13,318	1,728	5,391	3,310	23,747		4,877	28,624
Financial Products Segment	2,841	442	511	426	4,220	[1]	—	4,220
Total sales and revenues from reportable segments	37,106	7,078	12,883	11,281	68,348		5,476	73,824
All Other Segment	26	—	6	14	46		281	327
Corporate Items and Eliminations	(523)	(90)	(96)	(96)	(805)		(5,757)	(6,562)
Total Sales and Revenues	$36,609	$6,988	$12,793	$11,199	$67,589		$—	$67,589
[1] Includes revenues from Construction Industries, Resource Industries, Power & Energy and All Other Segment of $712 million.

Three months ended March 31, 2024
Construction Industries	$3,833	$595	$996	$993	$6,417		$7	$6,424
Resource Industries	1,791	541	579	996	3,907		108	4,015
Power & Energy	2,432	343	1,182	740	4,697		1,165	5,862
Financial Products Segment	659	101	123	108	991	[1]	—	991
Total sales and revenues from reportable segments	8,715	1,580	2,880	2,837	16,012		1,280	17,292
All Other Segment	8	(1)	3	2	12		75	87
Corporate Items and Eliminations	(150)	(20)	(31)	(24)	(225)		(1,355)	(1,580)
Total Sales and Revenues	$8,573	$1,559	$2,852	$2,815	$15,799		$—	$15,799
[1] Includes revenues from Construction Industries, Resource Industries, Power & Energy and All Other Segment of $177 million.

Three months ended June 30, 2024
Construction Industries	$3,957	$677	$1,047	$975	$6,656		$27	$6,683
Resource Industries	1,734	571	585	1,047	3,937		93	4,030
Power & Energy	2,792	392	1,279	824	5,287		1,230	6,517
Financial Products Segment	668	101	124	111	1,004	[1]	—	1,004
Total sales and revenues from reportable segments	9,151	1,741	3,035	2,957	16,884		1,350	18,234
All Other Segment	4	—	2	2	8		79	87
Corporate Items and Eliminations	(112)	(22)	(40)	(29)	(203)		(1,429)	(1,632)
Total Sales and Revenues	$9,043	$1,719	$2,997	$2,930	$16,689		$—	$16,689
[1] Includes revenues from Construction Industries, Resource Industries, Power & Energy and All Other Segment of $180 million.

	North America	Latin America	EAME	Asia/ Pacific	External Sales and Revenues		Intersegment Sales and Revenues	Total Sales and Revenues
Three months ended September 30, 2024
Construction Industries	$3,629	$658	$1,150	$875	$6,312		$33	$6,345
Resource Industries	1,647	543	579	954	3,723		105	3,828
Power & Energy	2,708	404	1,351	773	5,236		1,151	6,387
Financial Products Segment	695	97	130	112	1,034	[1]	—	1,034
Total sales and revenues from reportable segments	8,679	1,702	3,210	2,714	16,305		1,289	17,594
All Other Segment	1	(1)	1	7	8		64	72
Corporate Items and Eliminations	(135)	(23)	(12)	(37)	(207)		(1,353)	(1,560)
Total Sales and Revenues	$8,545	$1,678	$3,199	$2,684	$16,106		$—	$16,106
[1] Includes revenues from Construction Industries, Resource Industries, Power & Energy and All Other Segment of $190 million.

Three months ended December 31, 2024
Construction Industries	$3,157	$623	$1,122	$1,057	$5,959		$44	$6,003
Resource Industries	1,487	618	607	1,052	3,764		108	3,872
Power & Energy	3,011	429	1,434	762	5,636		1,104	6,740
Financial Products Segment	680	103	128	113	1,024	[1]	—	1,024
Total sales and revenues from reportable segments	8,335	1,773	3,291	2,984	16,383		1,256	17,639
All Other Segment	7	—	1	—	8		90	98
Corporate Items and Eliminations	(106)	(21)	(24)	(25)	(176)		(1,346)	(1,522)
Total Sales and Revenues	$8,236	$1,752	$3,268	$2,959	$16,215		$—	$16,215
[1] Includes revenues from Construction Industries, Resource Industries, Power & Energy and All Other Segment of $164 million.

Year ended December 31, 2024
Construction Industries	$14,576	$2,553	$4,315	$3,900	$25,344		$111	$25,455
Resource Industries	6,659	2,273	2,350	4,049	15,331		414	15,745
Power & Energy	10,943	1,568	5,246	3,099	20,856		4,650	25,506
Financial Products Segment	2,702	402	505	444	4,053	[1]	—	4,053
Total sales and revenues from reportable segments	34,880	6,796	12,416	11,492	65,584		5,175	70,759
All Other Segment	20	(2)	7	11	36		308	344
Corporate Items and Eliminations	(503)	(86)	(107)	(115)	(811)		(5,483)	(6,294)
Total Sales and Revenues	$34,397	$6,708	$12,316	$11,388	$64,809		$—	$64,809
[1] Includes revenues from Construction Industries, Resource Industries, Power & Energy and All Other Segment of $711 million.

For the three months ended March 31, June 30, September 30, and December 31, 2025, and 2024 and for the years ended December 31, 2025, and 2024, Power & Energy segment sales by end user application were as follows:

Power & Energy External Sales
(Millions of dollars)
	2025
	Three months ended March 31,	Three months ended June 30,	Three months ended September 30,	Three months ended December 31,	Year ended December 31,
Oil and Gas	$1,258	$1,867	$1,979	$2,398	$7,502
Power Generation	1,996	2,407	2,634	3,238	10,275
Industrial	1,400	1,520	1,568	1,482	5,970
Power & Energy External Sales	$4,654	$5,794	$6,181	$7,118	$23,747

	2024
	Three months ended March 31,	Three months ended June 30,	Three months ended September 30,	Three months ended December 31,	Year ended December 31,
Oil and Gas	$1,568	$1,829	$1,656	$1,927	$6,980
Power Generation	1,618	1,885	2,011	2,242	7,756
Industrial	1,511	1,573	1,569	1,467	6,120
Power & Energy External Sales	$4,697	$5,287	$5,236	$5,636	$20,856

Power & Energy segment sales by end user application previously included the Transportation application, which was comprised of sales into marine and rail applications, as well as product support for on-highway engines. As part of the realignment of the Rail division, sales into marine applications and product support for on‑highway engines are now reported within the Industrial application.

For the three months ended March 31, June 30, September 30, and December 31, 2025, and 2024 and years ended December 31, 2025, and 2024, profit from reportable segments were as follows:

Profit from Reportable Segments
(Millions of dollars)
	Construction Industries	Resource Industries	Power & Energy	Financial Products Segment	Total from Reportable Segments
Three months ended March 31, 2025
Sales and revenues	$5,184	$3,661	$5,783	$1,007	$15,635
Less [1]:
Cost of goods sold	3,718	2,612	3,834	—	10,164
SG&A/R&D [2]	451	439	691	195	1,776
Other segment items [3]	(9)	(13)	(30)	597	545
Segment Profit	$1,024	$623	$1,288	$215	$3,150

Three months ended June 30, 2025
Sales and revenues	$6,190	$3,886	$7,037	$1,042	$18,155
Less [1]:
Cost of goods sold	4,459	2,851	4,751	—	12,061
SG&A/R&D [2]	470	465	730	204	1,869
Other segment items [3]	17	7	2	590	616
Segment Profit	$1,244	$563	$1,554	$248	$3,609

Three months ended September 30, 2025
Sales and revenues	$6,760	$3,999	$7,463	$1,076	$19,298
Less [1]:
Cost of goods sold	4,874	2,994	5,101	—	12,969
SG&A/R&D [2]	472	461	724	215	1,872
Other segment items [3]	37	—	5	620	662
Segment Profit	$1,377	$544	$1,633	$241	$3,795

Three months ended December 31, 2025
Sales and revenues	$6,926	$4,374	$8,341	$1,095	$20,736
Less [1]:
Cost of goods sold	5,342	3,441	5,777	—	14,560
SG&A/R&D [2]	509	506	828	215	2,058
Other segment items [3]	45	6	(45)	618	624
Segment Profit	$1,030	$421	$1,781	$262	$3,494

Year ended December 31, 2025
Sales and revenues	$25,060	$15,920	$28,624	$4,220	$73,824
Less [1]:
Cost of goods sold	18,393	11,898	19,463	—	49,754
SG&A/R&D [2]	1,902	1,871	2,973	829	7,575
Other segment items [3]	90	—	(68)	2,425	2,447
Segment Profit	$4,675	$2,151	$6,256	$966	$14,048

	Construction Industries	Resource Industries	Power & Energy	Financial Products Segment	Total from Reportable Segments
Three months ended March 31, 2024
Sales and revenues	$6,424	$4,015	$5,862	$991	$17,292
Less [1]:
Cost of goods sold	4,210	2,807	3,888	—	10,905
SG&A/R&D [2]	446	435	687	173	1,741
Other segment items [3]	4	21	10	525	560
Segment Profit	$1,764	$752	$1,277	$293	$4,086

Three months ended June 30, 2024
Sales and revenues	$6,683	$4,030	$6,517	$1,004	$18,234
Less [1]:
Cost of goods sold	4,470	2,808	4,316	—	11,594
SG&A/R&D [2]	477	434	712	182	1,805
Other segment items [3]	(5)	25	8	595	623
Segment Profit	$1,741	$763	$1,481	$227	$4,212

Three months ended September 30, 2024
Sales and revenues	$6,345	$3,828	$6,387	$1,034	$17,594
Less [1]:
Cost of goods sold	4,349	2,691	4,242	—	11,282
SG&A/R&D [2]	483	464	741	193	1,881
Other segment items [3]	27	20	4	595	646
Segment Profit	$1,486	$653	$1,400	$246	$3,785

Three months ended December 31, 2024
Sales and revenues	$6,003	$3,872	$6,740	$1,024	$17,639
Less [1]:
Cost of goods sold	4,297	2,864	4,558	—	11,719
SG&A/R&D [2]	525	486	742	223	1,976
Other segment items [3]	7	14	—	635	656
Segment Profit	$1,174	$508	$1,440	$166	$3,288

Year ended December 31, 2024
Sales and revenues	$25,455	$15,745	$25,506	$4,053	$70,759
Less [1]:
Cost of goods sold	17,326	11,170	17,004	—	45,500
SG&A/R&D [2]	1,931	1,819	2,882	771	7,403
Other segment items [3]	33	80	22	2,350	2,485
Segment Profit	$6,165	$2,676	$5,598	$932	$15,371

[1] The significant expense categories and amounts align with the segment-level information that is regularly provided to the CODM. Inter-segment income/expenses are included within the amounts shown.
[2] Includes selling, general and administrative (SG&A) and research and development (R&D) expenses. The combined presentation aligns with the segment-level information that is regularly provided to the CODM.

[3] Other segment items for each reportable segment primarily includes:

Construction Industries/Resource Industries/Power & Energy – other operating (income) expenses, currency impacts defined as a methodology difference between exchange rates used in U.S. GAAP and segment reporting, and equity in (profit) loss of unconsolidated affiliated companies.

Financial Products Segment – interest expense, Cat Financial’s depreciation on equipment leased to others, Insurance Services’ underwriting expenses and investment and interest income, and foreign exchange (gains) losses.

For the three months ended March 31, June 30, September 30, and December 31, 2025, and 2024 and years ended December 31, 2025, and 2024, profit from reportable segments reconciled to consolidated profit before taxes were as follows:

Reconciliation of Consolidated profit before taxes:
(Millions of dollars)
	2025
	Three months ended March 31,	Three months ended June 30,	Three months ended September 30,	Three months ended December 31,	Year ended December 31,
Total profit from reportable segments	$3,150	$3,609	$3,795	$3,494	$14,048
Profit from All Other Segment	(19)	—	(6)	17	(8)
Cost centers	4	(10)	6	(11)	(11)
Corporate costs	(213)	(211)	(308)	(274)	(1,006)
Timing	(7)	(76)	(119)	27	(175)
Restructuring costs	(33)	(56)	(37)	(319)	(445)
Methodology differences:
Inventory/cost of sales	(27)	(21)	56	41	49
Postretirement benefit income (expense)	14	(67)	(63)	301	185
Stock-based compensation expense	(45)	(85)	(66)	(34)	(230)
Financing costs	(46)	(68)	(54)	(12)	(180)
Currency	(54)	(95)	18	50	(81)
Goodwill impairment charge	—	—	—	—	—
Other income/expense methodology differences	(142)	(86)	(89)	(153)	(470)
Other methodology differences	(12)	(16)	(6)	(101)	(135)
Total consolidated profit before taxes	$2,570	$2,818	$3,127	$3,026	$11,541

	2024
	Three months ended March 31,	Three months ended June 30,	Three months ended September 30,	Three months ended December 31,	Year ended December 31,
Total profit from reportable segments	$4,086	$4,212	$3,785	$3,288	$15,371
Profit from All Other Segment	25	20	(13)	11	43
Cost centers	14	(2)	(5)	(8)	(1)
Corporate costs	(201)	(276)	(205)	(207)	(889)
Timing	(67)	82	(3)	121	133
Restructuring costs	6	(258)	(70)	(37)	(359)
Methodology differences:
Inventory/cost of sales	(6)	9	13	17	33
Postretirement benefit income (expense)	(56)	1	(51)	173	67
Stock-based compensation expense	(44)	(75)	(52)	(52)	(223)
Financing costs	(28)	(41)	(42)	(15)	(126)
Currency	87	21	(79)	116	145
Goodwill impairment charge	—	—	—	—	—
Other income/expense methodology differences	(250)	(168)	(166)	(156)	(740)
Other methodology differences	(34)	(25)	(14)	(8)	(81)
Total consolidated profit before taxes	$3,532	$3,500	$3,098	$3,243	$13,373

For the years ended December 31, 2025, and 2024, assets from reportable segments reconciled to consolidated assets were as follows:

Reconciliation of Assets:
(Millions of dollars)
	Year ended December 31,
	2025	2024
Assets from reportable segments:
Construction Industries	$5,442	$5,546
Resource Industries	9,036	9,009
Power & Energy	8,438	8,845
Financial Products Segment	41,476	36,925
Total assets from reportable segments	64,392	60,325
Assets from All Other Segment	1,516	1,403
Items not included in segment assets:
Cash and cash equivalents	9,333	6,165
Deferred income taxes	2,749	3,194
Goodwill and intangible assets	4,669	4,478
Property, plant and equipment – net and other assets	4,689	4,808
Inventory methodology differences	(3,622)	(3,560)
Liabilities included in segment assets	15,330	11,973
Other	(471)	(1,022)
Total assets	$98,585	$87,764

For the three months ended March 31, June 30, September 30, and December 31, 2025, and 2024 and years ended December 31, 2025, and 2024, depreciation and amortization from reportable segments reconciled to consolidated depreciation and amortization were as follows:

Reconciliation of Depreciation and amortization:
(Millions of dollars)
	2025
	Three months ended March 31,	Three months ended June 30,	Three months ended September 30,	Three months ended December 31,	Year ended December 31,
Depreciation and amortization from reportable segments:
Construction Industries	$63	$66	$67	$70	$266
Resource Industries	97	99	100	99	395
Power & Energy	116	121	132	149	518
Financial Products Segment	178	178	178	185	719
Total depreciation and amortization from reportable segments	454	464	477	503	1,898
Items not included in segment depreciation and amortization:
All Other Segment	63	66	68	70	267
Cost centers	24	25	26	28	103
Other	(1)	(1)	(1)	(3)	(6)
Total depreciation and amortization	$540	$554	$570	$598	$2,262

	2024
	Three months ended March 31,	Three months ended June 30,	Three months ended September 30,	Three months ended December 31,	Year ended December 31,
Depreciation and amortization from reportable segments:
Construction Industries	$56	$57	$60	$60	$233
Resource Industries	93	94	95	99	381
Power & Energy	100	104	110	113	427
Financial Products Segment	185	185	184	186	740
Total depreciation and amortization from reportable segments	434	440	449	458	1,781
Items not included in segment depreciation and amortization:
All Other Segment	67	70	71	76	284
Cost centers	23	24	25	23	95
Other	—	(3)	(2)	(2)	(7)
Total depreciation and amortization	$524	$531	$543	$555	$2,153

For the three months ended March 31, June 30, September 30, and December 31, 2025, and 2024 and years ended December 31, 2025, and 2024, capital expenditures from reportable segments reconciled to consolidated capital expenditures were as follows:

Reconciliation of Capital expenditures:
(Millions of dollars)
	2025
	Three months ended March 31,	Three months ended June 30,	Three months ended September 30,	Three months ended December 31,	Year ended December 31,
Capital expenditures from reportable segments:
Construction Industries	$46	$64	$86	$162	$358
Resource Industries	110	111	162	243	626
Power & Energy	240	374	368	519	1,501
Financial Products Segment	170	379	359	433	1,341
Total capital expenditures from reportable segments	566	928	975	1,357	3,826
Items not included in segment capital expenditures:
All Other Segment	36	59	72	87	254
Cost centers	27	35	38	(2)	98
Timing	295	(70)	(6)	(197)	22
Other	(6)	3	(8)	97	86
Total capital expenditures	$918	$955	$1,071	$1,342	$4,286

	2024
	Three months ended March 31,	Three months ended June 30,	Three months ended September 30,	Three months ended December 31,	Year ended December 31,
Capital expenditures from reportable segments:
Construction Industries	$58	$55	$66	$144	$323
Resource Industries	45	115	90	210	460
Power & Energy	104	186	257	500	1,047
Financial Products Segment	234	320	264	267	1,085
Total capital expenditures from reportable segments	441	676	677	1,121	2,915
Items not included in segment capital expenditures:
All Other Segment	36	65	73	111	285
Cost centers	30	24	60	79	193
Timing	245	(37)	(71)	(286)	(149)
Other	(16)	(9)	(16)	12	(29)
Total capital expenditures	$736	$719	$723	$1,037	$3,215